Consolidated Schedule of Investments PIMCO Access Income Fund	March 31, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 157.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 32.5%
Aligned Data Centers International LP 7.799% due 05/16/2028 «~		$3,400	$3,410
Altice France SA 9.802% due 08/15/2028		992	892
AP Core Holdings LLC 9.939% due 09/01/2027		1,844	1,671
Bausch Health Cos., Inc. TBD% due 09/25/2030		2,800	2,698
Central Parent, Inc. 7.549% due 07/06/2029 ~		6,683	5,756
CIRCOR International, Inc. TBD% due 06/20/2029 «µ		166	169
Clover Holdings 2 LLC
TBD% due 12/10/2029 ~µ		846	833
8.295% due 12/09/2031		6,000	5,944
Clover Holdings SPV III LLC 15.000% due 12/09/2027		239	244
Comexposium
1.138% - 4.414% due 10/16/2031 «•	EUR	3,392	4,273
4.969% (EUR012M + 4.000%) due 03/28/2026 «~		13,232	16,669
4.969% due 03/28/2026 «•		5,476	6,898
CoreWeave Compute Acquisition Co. LLC
TBD% - 10.322% due 05/16/2029 «µ		$10,000	10,045
13.908% - 13.950% due 06/30/2028«		2,888	3,039
Databricks, Inc.
TBD% due 01/03/2031 «µ		362	365
8.823% due 01/03/2031 «		1,638	1,650
Envision Healthcare Corp.
11.152% due 07/20/2026 «		99	99
12.277% due 11/03/2028 «		13,599	13,803
Espai Barca Fondo De Titulizacion TBD% - 5.000% (Euribor 6MO) due 06/30/2028 «~	EUR	3,261	4,100
First Brands Group LLC 9.552% due 03/30/2027 ~		$1,064	991
Forward Air Corp. 8.791% due 12/19/2030 ~		3,092	3,009
Galaxy U.S. Opco, Inc.
9.041% - 9.291% due 07/31/2030 ~		1,495	1,265
9.041% - 9.291% due 07/31/2030		2,093	1,770
Gateway Casinos & Entertainment Ltd. 10.545% due 12/18/2030		2,540	2,572
Gray Television, Inc. 9.573% due 06/04/2029 ~		1,191	1,155
Harp Finco Ltd. TBD% - 9.956% due 01/30/2032 «	GBP	2,319	2,936
iHeartCommunications, Inc. 10.209% due 05/01/2029		$2,830	2,308
Ivanti Software, Inc. 8.817% due 12/01/2027 «~		4,676	3,614
J&J Ventures Gaming LLC 9.439% due 04/26/2028 «~		1,164	1,174
Level 3 Financing, Inc. TBD% due 03/27/2032		400	396
Lifepoint Health, Inc. 8.052% due 05/17/2031 ~		2,964	2,881
Lumen Technologies, Inc. 6.789% due 04/15/2030		5,642	5,430
MPH Acquisition Holdings LLC
8.037% due 12/31/2030		138	137
9.149% due 12/31/2030		1,142	943
Newfold Digital 7.929% due 02/10/2028 «~		2,593	1,932
Ocs Group Holdings Ltd. 10.450% due 11/27/2031 ~	GBP	5,550	7,165
Peraton Corp. 8.175% due 02/01/2028		$3,901	3,481
Polaris Newco LLC 8.302% due 06/02/2028 ~		200	192
Poseidon Bidco SASU 7.355% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	3,600	2,752
Promotora de Informaciones SA
7.714% (EUR003M + 4.970%) due 06/30/2026 «~		11,200	12,111
7.964% (EUR003M + 5.220%) due 12/31/2026 ~		3,208	3,425

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2025 (Unaudited)

PURIS LLC 10.049% - 10.055% due 06/30/2031 «		$1,956	1,963
SCUR-Alpha 1503 GmbH
8.112% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	2,400	2,517
9.791% due 03/29/2030 ~		$3,725	3,482
Spruce Bidco, Inc.
TBD% due 01/30/2032 «µ		260	256
6.000% due 02/02/2032 «	JPY	22,306	147
7.723% due 01/30/2032 «	CAD	209	143
9.325% due 01/30/2032 «		$1,152	1,138
Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026	EUR	5,068	907
10.000% due 06/30/2026 •		21,669	8,226
10.000% due 06/30/2026 ~		2,748	819
Subcalidora 2 SARL 8.105% (EUR003M + 5.750%) due 08/14/2029 «~		6,400	6,955
Syniverse Holdings, Inc. 11.299% due 05/13/2027		$9,254	9,107
Team Health Holdings, Inc. 9.541% due 03/02/2027 ~		1,496	1,461
The Stepstone Group MidCo 2 GMBH
TBD% due 12/04/2031 ~	EUR	7,000	7,550
TBD% due 12/04/2031 ~		$1,300	1,285
Transnet SOC Ltd. 11.558% (JIBA3M + 4.000%) due 03/02/2028 «~	ZAR	37,343	2,016
U.S. Renal Care, Inc. 9.439% due 06/20/2028 ~		$21,364	19,980
Unicorn Bay 13.000% due 12/31/2026 «	HKD	50,070	6,467
Veritas U.S., Inc. 16.799% due 12/09/2029		$121	122
X Corp. 10.949% due 10/26/2029 ~		7,100	7,064

Total Loan Participations and Assignments (Cost $231,628)			225,802

CORPORATE BONDS & NOTES 29.1%
BANKING & FINANCE 7.4%
ADLER Real Estate GmbH 3.000% due 04/27/2026 (i)	EUR	1,200	1,271
Alamo Re Ltd. 15.542% due 06/08/2026 ~		$300	315
Armor Holdco, Inc. 8.500% due 11/15/2029 (i)		4,200	4,083
Azule Energy Finance PLC 8.125% due 01/23/2030 (i)		1,400	1,404
BOI Finance BV 7.500% due 02/16/2027 (i)	EUR	4,000	4,331
Cape Lookout Re Ltd. 12.282% due 04/05/2027 •		$800	822
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 (b)	EUR	490	214
East Lane Re Ltd. 13.542% due 03/31/2026 ~		$250	252
Everglades Re Ltd.
14.792% due 05/13/2031 •		300	317
15.792% due 05/13/2031 •		300	317
17.042% due 05/13/2027 •		300	315
GN Bondco LLC 9.500% due 10/15/2031 (i)		3,630	3,635
Greengrove RE Ltd. 12.042% due 04/08/2032 •		250	251
Hestia Re Ltd. 14.362% due 04/22/2025 ~		939	887
Integrity Re Ltd.
21.292% due 06/08/2026 •		400	431
27.292% due 06/08/2026 ~		400	415
Integrity RE Ltd. 29.782% due 06/06/2027 ~		250	249
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025 (i)	EUR	316	337
Long Walk Reinsurance Ltd. 14.032% due 01/30/2031 •		$800	813
Nature Coast Re Ltd. 14.032% (T-BILL 3MO + 9.750%) due 04/10/2029 ~(a)		250	250
Polestar Re Ltd.
14.792% due 01/07/2028 •		300	310
17.542% due 01/07/2027 •		800	828
Sanders Re Ltd. 17.292% due 04/09/2029 •		1,815	1,806
Titanium 2l Bondco SARL 6.250% due 01/14/2031 (i)	EUR	18,731	6,327
Torrey Pines Re Ltd.
10.282% due 06/07/2032 •		$250	261
11.532% due 06/07/2027 •		250	263

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2025 (Unaudited)

Uniti Group LP
6.000% due 01/15/2030 (i)		8,400	7,281
6.500% due 02/15/2029 (i)		7,325	6,590
10.500% due 02/15/2028 (i)		2,556	2,717
Ursa Re Ltd.
11.782% due 02/22/2028 ~		400	405
13.542% due 12/07/2028 •		900	954
Veraison Re Ltd. 16.824% due 03/10/2031 •		700	745
Winston RE Ltd. 16.032% due 02/26/2031 •		700	735
Yosemite Re Ltd. 14.887% due 06/06/2025 ~		980	993

			51,124

INDUSTRIALS 17.8%
Altice France Holding SA 10.500% due 05/15/2027		17,600	5,168
Altice France SA
3.375% due 01/15/2028	EUR	3,600	3,103
4.125% due 01/15/2029		100	86
5.125% due 01/15/2029		$200	157
5.125% due 07/15/2029		3,500	2,747
5.500% due 01/15/2028		1,600	1,281
5.500% due 10/15/2029		2,300	1,826
8.125% due 02/01/2027		400	358
ams-OSRAM AG
10.500% due 03/30/2029 (i)	EUR	3,400	3,716
12.250% due 03/30/2029 (i)		$3,100	3,189
B.C. Ltd. 10.000% due 04/15/2032 (a)		1,000	995
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (b)(i)		1,937	2,119
Central Parent LLC 8.000% due 06/15/2029 (i)		2,000	1,757
Central Parent, Inc. 7.250% due 06/15/2029 (i)		2,200	1,906
Cheplapharm Arzneimittel GmbH
4.375% due 01/15/2028	EUR	900	889
5.500% due 01/15/2028 (i)		$3,200	2,867
7.500% due 05/15/2030	EUR	1,100	1,100
DISH DBS Corp.
5.250% due 12/01/2026		$4,820	4,434
5.750% due 12/01/2028		17,600	14,876
Ecopetrol SA
7.750% due 02/01/2032 (i)		11,300	11,100
8.375% due 01/19/2036		240	234
8.875% due 01/13/2033 (i)		500	516
ELO SACA 3.250% due 07/23/2027 (i)	EUR	3,400	3,496
Incora Intermediate LLC 0.000% due 01/31/2030 «		$2,314	2,314
Incora Top Holdco LLC 0.000% due 01/30/2033 ^«(c)(h)		1,720	2,485
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (i)		6,800	6,477
JetBlue Airways Corp. 9.875% due 09/20/2031 (i)		2,730	2,697
MPH Acquisition Holdings LLC 5.750% due 12/31/2030		3,100	2,251
MPH Acquisition Holdings LLC (6.500% Cash and 5.000% PIK) 11.500% due 12/31/2030 (b)		600	522
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 «		4,100	2,460
11.750% due 10/15/2028 «		765	627
Petroleos Mexicanos
6.700% due 02/16/2032 (i)		1,978	1,740
6.840% due 01/23/2030 (i)		800	734
8.750% due 06/02/2029 (i)		1,489	1,489
Prime Healthcare Services, Inc. 9.375% due 09/01/2029 (i)		3,400	3,212
ProFrac Holdings LLC 11.538% due 01/23/2029 ~(i)		2,861	2,961
Rivian Holdings LLC 10.502% due 10/15/2026 ~(i)		3,400	3,430
Thames Water Utilities Finance PLC
1.250% due 01/31/2032	EUR	100	79
2.625% due 01/24/2032	GBP	100	94
4.375% due 01/18/2031	EUR	100	80
5.125% due 09/28/2037	GBP	200	192
7.750% due 04/30/2044		400	402
Thames Water Utilities Ltd. 0.000% due 03/22/2027 (f)		7	7
U.S. Renal Care, Inc. 10.625% due 06/28/2028		$4,470	3,822

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2025 (Unaudited)

Ubisoft Entertainment SA 0.878% due 11/24/2027	EUR	1,800	1,762
Vale SA 0.000% due 12/29/2049 ~(g)	BRL	10,300	619
Venture Global LNG, Inc.
9.500% due 02/01/2029 (i)		$3,008	3,227
9.875% due 02/01/2032 (i)		1,580	1,679
Viridien
8.500% due 10/15/2030	EUR	2,100	2,332
8.750% due 04/01/2027		$1,267	1,295
10.000% due 10/15/2030		1,700	1,744
Wayfair LLC 7.750% due 09/15/2030		200	194
Windstream Services LLC 8.250% due 10/01/2031		2,100	2,140
Xerox Corp.
10.250% due 10/15/2030 (a)		400	398
13.500% due 04/15/2031 (a)		500	479
Yinson Boronia Production BV 8.947% due 07/31/2042 (i)		1,289	1,361
YPF SA 8.250% due 01/17/2034		400	396

			123,621

UTILITIES 3.9%
Edison International 6.250% due 03/15/2030		200	203
Oi SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 (b)(i)		16,024	13,401
Oi SA (8.500% PIK) 8.500% due 12/31/2028 (b)		34,306	3,602
Peru LNG SRL 5.375% due 03/22/2030 (i)		8,819	8,191
Yinson Production Financial Services Pte. Ltd. 9.625% due 05/03/2029		1,600	1,674

			27,071

Total Corporate Bonds & Notes (Cost $241,909)			201,816

U.S. GOVERNMENT AGENCIES 6.2%
Freddie Mac
4.500% due 02/25/2059 ~(i)		8,981	8,437
4.500% due 11/25/2061 •(i)		5,900	4,974
4.750% due 08/25/2058 •(i)		8,337	8,042
8.090% due 02/25/2042 ~(i)		1,900	1,966
9.090% due 02/25/2042 ~(i)		1,200	1,255
9.840% due 01/25/2034 •(i)		900	1,041
11.440% due 01/25/2042 ~		2,000	2,130
11.840% due 10/25/2041 •(i)		7,400	7,881
12.140% due 11/25/2041 •(i)		6,229	6,689
12.840% due 02/25/2042 ~(i)		800	865

Total U.S. Government Agencies (Cost $41,891)			43,280

NON-AGENCY MORTGAGE-BACKED SECURITIES 35.5%
225 Liberty Street Trust 4.649% due 02/10/2036 ~(i)		14,239	12,613
245 Park Avenue Trust 3.657% due 06/05/2037 ~(i)		2,680	2,503
Ashford Hospitality Trust 7.592% due 04/15/2035 •(i)		14,536	14,520
Banc of America Funding Trust 6.500% due 07/25/2047		834	638
Barclays Commercial Mortgage Securities Trust 3.688% due 02/15/2053 •(i)		4,785	3,218
Barclays Commercial Real Estate Trust 4.563% due 08/10/2033 •(i)		5,370	3,667
BCAP LLC Trust
1.356% due 11/27/2036 ~		38,346	8,191
3.995% due 04/25/2038 ~(i)		3,179	2,475
Beast Mortgage Trust
7.884% due 03/15/2036 •(i)		6,750	4,030
8.884% due 03/15/2036 ~		2,500	1,320
9.820% due 02/15/2037 ~(i)		8,800	2,474
10.820% due 02/15/2037 ~		1,500	342
Benchmark Mortgage Trust 3.440% due 08/15/2052 ~(i)		9,600	9,275
Beneria Cowen & Pritzer Collateral Funding Corp. 8.072% due 06/15/2038 •(i)		5,500	1,176
BMO Mortgage Trust
3.269% due 02/17/2055 ~(i)		9,615	8,488
3.939% due 02/17/2055 ~(i)		11,000	7,916
Canada Square Funding PLC 7.930% due 12/17/2057 ~•(i)	GBP	2,000	2,584

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2025 (Unaudited)

Colony Mortgage Capital Ltd.
6.704% due 11/15/2038 •(i)		$2,300	2,182
7.400% due 11/15/2038 ~(i)		3,400	3,064
COLT Mortgage Loan Trust 4.669% due 03/25/2067 •(i)		7,200	6,872
Connecticut Avenue Securities Trust
9.590% due 03/25/2042 ~(i)		2,000	2,127
10.340% due 10/25/2041 •(i)		4,755	4,957
13.840% due 03/25/2042 ~(i)		5,200	5,833
Countrywide Home Loan Mortgage Pass-Through Trust 6.500% due 01/25/2038 (i)		14,061	6,271
Credit Suisse Mortgage Capital Mortgage-Backed Trust 7.744% due 07/15/2032 ~(i)		12,000	11,978
DOLP Trust 3.704% due 05/10/2041 •(i)		14,250	8,881
Extended Stay America Trust 8.133% due 07/15/2038 ~(i)		10,108	10,121
GSMSC Resecuritization Trust 5.044% due 11/26/2037 ~(i)		13,038	12,243
JP Morgan Chase Commercial Mortgage Securities Trust
6.667% due 12/15/2031 ~(i)		5,211	5,036
6.874% due 06/15/2038 ~(i)		3,276	2,930
7.534% due 03/15/2036 ~(i)		2,000	942
8.074% due 06/15/2038 ~		250	190
8.284% due 03/15/2036 ~(i)		19,256	7,738
9.284% due 03/15/2036 ~		1,325	207
MRCD Mortgage Trust 2.718% due 12/15/2036 (i)		16,198	9,235
New Orleans Hotel Trust 7.056% due 04/15/2032 ~(i)		12,700	12,201
New Residential Mortgage Loan Trust 3.851% due 11/25/2059 •		15,500	8,112
SFO Commercial Mortgage Trust
6.833% due 05/15/2038 •		340	325
7.333% due 05/15/2038 •(i)		6,500	5,873
Stratton Hawksmoor PLC
6.464% due 02/25/2053 •(i)	GBP	3,800	4,854
7.214% due 02/25/2053 •(i)		8,379	10,663
Uropa Securities PLC 4.132% due 10/10/2040 •(i)	EUR	2,640	2,559
WaMu Mortgage Pass-Through Certificates Trust 5.335% due 10/25/2045 •(i)		$7,445	6,328
Wells Fargo Commercial Mortgage Trust
3.860% due 09/15/2031 ~(i)		1,500	1,458
4.928% due 12/15/2039 ~(i)		8,600	7,657

Total Non-Agency Mortgage-Backed Securities (Cost $293,508)			246,267

ASSET-BACKED SECURITIES 33.9%
AUTOMOBILE ABS OTHER 0.9%
Ally Bank Auto Credit-Linked Notes Trust 6.315% due 05/17/2032		349	355
Flagship Credit Auto Trust 0.000% due 06/15/2029 «(f)		25	50
Huntington Bank Auto Credit-Linked Notes Trust 6.944% due 10/20/2032 ~		782	785
Santander Bank Auto Credit-Linked Notes
6.110% due 06/15/2032		964	975
7.762% due 06/15/2032		964	969
10.171% due 06/15/2032		1,248	1,278
13.030% due 06/15/2032		1,446	1,452

			5,864

AUTOMOBILE SEQUENTIAL 0.7%
CPS Auto Securitization Trust 11.000% due 06/16/2032 «		5,000	5,011

HOME EQUITY OTHER 20.3%
ACE Securities Corp. Home Equity Loan Trust
4.855% due 04/25/2036 •(i)		24,347	18,790
4.875% due 08/25/2036 •(i)		20,969	4,816
Aegis Asset-Backed Securities Trust 5.410% due 06/25/2035 •(i)		4,500	1,312
Bear Stearns Asset-Backed Securities Trust 5.485% due 07/25/2034 ~(i)		4,249	4,402
BNC Mortgage Loan Trust 4.725% due 05/25/2037 ~(i)		16,250	13,640
Countrywide Asset-Backed Certificates Trust
4.695% due 06/25/2047 ~(i)		15,065	11,992
4.810% due 06/25/2047 ~(i)		10,494	9,076
4.930% due 03/25/2037 ~(i)		11,373	11,846
5.405% due 08/25/2047 •(i)		2,000	1,725

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2025 (Unaudited)

GSAMP Trust
4.855% due 05/25/2046 ~(i)		10,741	8,856
5.380% due 07/25/2045 ~(i)		15,226	11,820
HSI Asset Securitization Corp. Trust 5.245% due 12/25/2035 ~(i)		13,243	10,596
IndyMac Residential Asset Backed Trust 5.350% due 10/25/2035 ~(i)		11,200	9,956
Long Beach Mortgage Loan Trust 6.010% due 02/25/2035 ~(i)		10,158	8,669
Merrill Lynch Mortgage Investors Trust 5.485% due 04/25/2036 •(i)		5,977	5,066
Saxon Asset Securities Trust 4.725% due 01/25/2047 ~(i)		1,711	1,668
Structured Asset Securities Corp. Mortgage Loan Trust 5.860% due 02/25/2036 ~(i)		6,876	6,543

			140,773

WHOLE LOAN COLLATERAL 5.1%
First Franklin Mortgage Loan Trust 4.745% due 10/25/2036 ~(i)		15,000	12,143
PRET LLC 6.170% due 07/25/2051 þ(i)		11,600	11,594
PRPM LLC 9.291% due 02/25/2027 þ(i)		3,039	3,041
Securitized Asset-Backed Receivables LLC Trust 5.035% due 11/25/2035 ~(i)		5,481	4,601
Specialty Underwriting & Residential Finance Trust 6.235% due 12/25/2035 ~(i)		4,650	4,321

			35,700

OTHER ABS 6.9%
College Avenue Student Loans LLC
0.000% due 06/25/2054 «(f)		5	2,692
6.610% due 06/25/2054 «		635	642
8.660% due 06/25/2054 «		914	949
Cologix Canadian Issuer LP 7.740% due 01/25/2052	CAD	5,400	3,633
Deer Park CLO DAC 0.000% due 10/15/2034 ~	EUR	4,000	2,617
Duke Funding Ltd. 2.891% due 04/08/2039 ~(i)		$125,567	9,704
GreenSky Home Improvement Trust 7.330% due 06/25/2059		500	515
LendingPoint Pass-Through Trust
0.000% due 04/15/2028 «(f)		7,600	940
0.000% due 05/15/2028 «(f)		7,554	896
RR 1 Ltd. 0.000% due 07/15/2117 •		3,200	612
RR 17 Ltd. 0.000% due 07/15/2034 ~		4,000	2,069
RR 7 Ltd. 0.000% due 01/15/2120 ~		14,600	6,232
SMB Private Education Loan Trust
0.000% due 11/16/2054 «(f)		9	7,921
0.000% due 02/16/2055 «(f)		5	4,690
5.950% due 02/16/2055 (i)		3,629	3,592

			47,704

Total Asset-Backed Securities (Cost $275,726)			235,052

SOVEREIGN ISSUES 6.3%
Avenir Issuer Ireland DAC 6.000% due 10/25/2027		3,100	2,928
Dominican Republic International Bond 10.500% due 03/15/2037 (i)	DOP	427,900	6,940
Egypt Government International Bond 6.375% due 04/11/2031 (i)	EUR	1,800	1,653
El Salvador Government International Bond
9.250% due 04/17/2030 (i)		$2,600	2,714
9.650% due 11/21/2054 (i)		1,500	1,506
Republic of Kenya Government International Bond 9.500% due 03/05/2036		600	551
Romania Government International Bond
5.250% due 03/10/2030	EUR	1,700	1,853
5.875% due 07/11/2032 (a)		5,600	6,015
6.250% due 09/10/2034		6,300	6,763
Russia Government International Bond
5.625% due 04/04/2042		$8,800	6,160
5.875% due 09/16/2043		200	137
Turkey Government International Bond
44.165% due 09/06/2028 ~	TRY	240,100	5,953

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2025 (Unaudited)

45.031% due 05/17/2028 ~	27,900	695

Total Sovereign Issues (Cost $40,954)		43,868

	SHARES
COMMON STOCKS 11.2%
COMMUNICATION SERVICES 1.8%
Oi SA (d)	6,837,091	1,198
Syniverse Holdings, Inc. «(h)	11,328,017	11,020

		12,218

CONSUMER DISCRETIONARY 0.0%
West Marine «(d)(h)	8,371	53

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV «(d)(h)	39,030,044	0

FINANCIALS 1.2%
Banca Monte dei Paschi di Siena SpA	1,073,500	8,476
MNEQ Holdings, Inc. «(d)(h)	3,863	17

		8,493

HEALTH CARE 4.9%
Amsurg Equity «(d)(h)	718,727	33,602

INDUSTRIALS 3.3%
Clover Holdings, Inc. «(d)(h)	12,441	212
Incora New Equity «(d)(h)	80,167	2,865
Market Garden Dogwood LLC «(h)	19,000,000	19,968

		23,045

Total Common Stocks (Cost $66,531)		77,411

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
West Marine - Exp. 09/11/2028	14,259	0

Total Warrants (Cost $0)		0

PREFERRED SECURITIES 1.3%
BANKING & FINANCE 0.1%
ADLER Group SA «	3,298,852	0
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(g)(i)	728,525	886

		886

INDUSTRIALS 1.2%
Atlas Re Ltd. «	59	5,900
SVB Financial Trust
0.000% due 11/07/2032 (f)	19,600	0
11.000% due 11/07/2032	4,403	2,158

		8,058

Total Preferred Securities (Cost $9,428)		8,944

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 1.1%
U.S. TREASURY BILLS 1.1%
4.294% due 04/17/2025 - 06/05/2025 (e)(f)(l)	$7,557	7,511

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2025 (Unaudited)

Total Short-Term Instruments (Cost $7,512)		7,511

Total Investments in Securities (Cost $1,209,087)		1,089,951

	SHARES
INVESTMENTS IN AFFILIATES 8.3%
SHORT-TERM INSTRUMENTS 8.3%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.3%
PIMCO Short-Term Floating NAV Portfolio III	5,945,525	57,874

Total Short-Term Instruments (Cost $57,849)		57,874

Total Investments in Affiliates (Cost $57,849)		57,874

Total Investments 165.4% (Cost $1,266,936)		$1,147,825
Financial Derivative Instruments (j)(k) (0.6)%(Cost or Premiums, net $14,229)		(4,403)
Other Assets and Liabilities, net (64.8)%		(449,478)

Net Assets 100.0%		$693,944

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2025 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^					Security is in default.
«					Security valued using significant unobservable inputs (Level 3).
µ					All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ					Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)					When-issued security.
(b)					Payment in-kind security.
(c)					Security is not accruing income as of the date of this report.
(d)					Security did not produce income within the last twelve months.
(e)					Coupon represents a weighted average yield to maturity.
(f)					Zero coupon security.
(g)					Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)					RESTRICTED SECURITIES:
Issuer Description		Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets

Amsurg Equity		11/02/2023 - 11/06/2023		$30,032	$33,602	4.84%
Clover Holdings, Inc.		12/09/2024 - 03/10/2025		187	212	0.03
Incora New Equity		01/31/2025		3,894	2,865	0.41
Incora Top Holdco LLC 0.000% due 01/30/2033		01/31/2025		1,720	2,485	0.36
MNEQ Holdings, Inc.		03/16/2023 - 03/29/2023		43	17	0.00
Market Garden Dogwood LLC		03/13/2024		19,000	19,968	2.88
Steinhoff International Holdings NV		06/30/2023 - 10/30/2023		0	0	0.00
Syniverse Holdings, Inc.		05/12/2022 - 11/30/2024		11,162	11,020	1.59
West Marine		09/12/2023		120	53	0.01

				$66,158	$70,222	10.12%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BOS	5.560%	03/03/2025	04/02/2025		(2,949)	$(2,962)
BPS	0.900	03/18/2025	TBD(2)	EUR	(214)	(232)
	2.900	03/14/2025	07/14/2025		(1,062)	(1,150)
	4.490	03/11/2025	TBD(2)		$(1,630)	(1,634)
	4.900	01/24/2025	04/24/2025		(2,797)	(2,822)
	4.960	01/09/2025	05/09/2025		(4,330)	(4,379)
	5.560	02/14/2025	08/14/2025		(13,088)	(13,180)
	5.590	01/23/2025	07/22/2025		(49,080)	(49,596)
	5.690	01/23/2025	07/22/2025		(2,558)	(2,585)
	5.910	11/18/2024	05/16/2025		(573)	(585)
BRC	1.000	03/12/2025	TBD(2)	EUR	(323)	(350)
	1.500	03/12/2025	TBD(2)		(894)	(968)
	4.250	03/03/2025	TBD(2)		$(3,042)	(3,053)
	4.300	02/19/2025	TBD(2)		(1,151)	(1,157)
	4.650	03/10/2025	04/09/2025		(3,929)	(3,940)
	5.460	03/24/2025	07/22/2025		(10,878)	(10,891)
	5.510	03/24/2025	07/22/2025		(809)	(809)
	5.540	01/08/2025	04/08/2025		(6,157)	(6,235)
	5.540	01/21/2025	04/22/2025		(2,150)	(2,174)
	5.560	03/07/2025	07/07/2025		(4,354)	(4,371)
	5.560	03/21/2025	07/18/2025		(4,661)	(4,669)
	5.560	03/24/2025	07/22/2025		(21,405)	(21,431)
	5.610	01/10/2025	05/09/2025		(3,799)	(3,847)
BYR	4.840	01/21/2025	04/21/2025		(13,174)	(13,298)

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2025 (Unaudited)

	4.860	01/21/2025	04/21/2025		(5,811)	(5,866)
	4.860	02/05/2025	04/21/2025		(3,304)	(3,329)
	4.860	02/19/2025	05/20/2025		(372)	(374)
	4.860	02/20/2025	05/20/2025		(379)	(381)
	4.860	02/21/2025	04/21/2025		(1,556)	(1,564)
	4.860	03/07/2025	09/05/2025		(12,197)	(12,238)
	4.860	03/31/2025	04/21/2025		(2,517)	(2,517)
	4.880	02/13/2025	04/09/2025		(1,883)	(1,895)
DBL	4.650	03/12/2025	TBD(2)		(2,179)	(2,185)
	4.650	03/24/2025	TBD(2)		(1,210)	(1,212)
	4.860	03/24/2025	04/21/2025		(5,932)	(5,940)
	5.409	03/17/2025	05/16/2025		(9,731)	(9,752)
	5.515	03/21/2025	05/16/2025		(7,742)	(7,755)
	5.609	03/17/2025	05/16/2025		(1,273)	(1,276)
	5.809	03/17/2025	05/16/2025		(6,530)	(6,545)
	5.909	03/17/2025	05/16/2025		(8,633)	(8,654)
GLM	5.613	10/29/2024	07/29/2025		(3,903)	(3,997)
IND	4.870	03/26/2025	07/25/2025		(1,569)	(1,570)
MBC	1.500	03/21/2025	TBD(2)	EUR	(190)	(205)
MEI	2.750	03/12/2025	04/07/2025		(3,546)	(3,840)
	2.950	03/14/2025	07/14/2025		(5,250)	(5,685)
	4.950	03/21/2025	06/23/2025	GBP	(3,002)	(3,884)
	4.960	03/21/2025	06/23/2025		(1,650)	(2,135)
	5.140	03/21/2025	05/21/2025		(6,085)	(7,872)
MSB	3.106	03/19/2025	06/19/2025	EUR	(1,845)	(1,997)
	5.360	03/21/2025	09/17/2025		$(1,957)	(1,961)
	5.460	02/03/2025	08/04/2025		(2,444)	(2,465)
	5.510	02/03/2025	08/04/2025		(7,626)	(7,692)
	5.610	02/03/2025	08/04/2025		(12,553)	(12,664)
MYI	2.200	03/12/2025	TBD(2)	EUR	(389)	(422)
MZF	5.330	03/12/2025	09/12/2025		$(69,861)	(70,068)
RBC	5.750	02/06/2025	05/06/2025		(3,845)	(3,878)
	5.750	03/20/2025	09/19/2025		(679)	(681)
RTA	4.930	03/11/2025	07/10/2025		(5,033)	(5,047)
	4.950	03/11/2025	07/10/2025		(1,627)	(1,632)
	5.320	03/18/2025	09/18/2025		(10,240)	(10,261)
	5.430	03/11/2025	07/10/2025		(1,929)	(1,935)
	5.450	01/30/2025	07/29/2025		(1,205)	(1,216)
	5.500	01/30/2025	07/29/2025		(1,243)	(1,254)
SOG	4.600	12/20/2024	TBD(2)		(1,283)	(1,300)
	4.810	02/05/2025	04/09/2025		(833)	(839)
	4.830	03/18/2025	06/18/2025		(2,036)	(2,040)
	5.310	03/18/2025	09/18/2025		(5,362)	(5,373)
	5.360	03/18/2025	09/18/2025		(1,230)	(1,232)
	5.460	02/20/2025	08/19/2025		(3,118)	(3,137)
	5.510	02/07/2025	08/07/2025		(5,747)	(5,793)
UBS	2.630	03/12/2025	TBD(2)	EUR	(439)	(475)
	2.650	03/12/2025	TBD(2)		(1,462)	(1,583)
	2.864	03/14/2025	05/14/2025		(700)	(758)
	5.300	01/23/2025	04/23/2025		$(8,259)	(8,341)
	5.400	01/23/2025	04/23/2025		(1,943)	(1,963)
	5.450	01/23/2025	04/23/2025		(4,394)	(4,440)
	5.640	10/16/2024	04/16/2025		(8,976)	(9,211)

Total Reverse Repurchase Agreements						$(426,647)

(i)					Securities with an aggregate market value of $555,668 and cash of $1,260 have been pledged as collateral under the terms of master agreements as of March 31, 2025.
(1)

The average amount of borrowings outstanding during the period ended March 31, 2025 was $(448,955) at a weighted average interest rate of 5.764%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)					Open maturity reverse repurchase agreement.
(j)					FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
SHORT FUTURES CONTRACTS
					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract December Futures	03/2026	18	$(4,337)	$66	$0	$0
3-Month SOFR Active Contract June Futures	09/2025	41	(9,832)	116	2	0
3-Month SOFR Active Contract March Futures	06/2025	44	(10,526)	121	0	0
3-Month SOFR Active Contract March Futures	06/2026	16	(3,860)	53	0	0
3-Month SOFR Active Contract September Futures	12/2025	13	(3,126)	54	0	0

Total Futures Contracts			$410		$2	$0

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2025 (Unaudited)

SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/19/2030	GBP	1,600	$(44)	$(3)	$(47)	$7	$0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	$2,600	1	46	47	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2027	239,300	2,406	(2,355)	51	45	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2028	84,900	1,218	(1,073)	145	41	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	1,400	(26)	33	7	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	25,600	6,320	3,306	9,626	0	(133)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052	17,400	4,191	2,087	6,278	0	(91)
Receive	1-Day USD-SOFR Compounded-OIS	3.400	Annual	12/21/2052	22,900	40	1,691	1,731	0	(162)
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052	EUR	7,800	676	2,838	3,514	0	(40)
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	22,900	313	1,732	2,045	0	(12)

Total Swap Agreements	$15,095	$8,302	$23,397	$93	$(439)

Cash of $7,796 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2025.
(1)	This instrument has a forward starting effective date.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	04/2025	DOP	16,160	$254	$0	$0
04/2025	$1,312	EUR	1,231	19	0
05/2025	HKD	51,895	$6,680	2	0
BPS	04/2025	EUR	104,784	109,922	5	(3,386)
04/2025	$13	JPY	2,008	0	0
05/2025	JPY	2,001	$13	0	0
05/2025	TRY	22,466	586	24	0
05/2025	$722	HKD	5,607	0	(1)
06/2025	TRY	34,583	$880	46	0
05/2029	KWD	238	820	15	0
07/2029	17	60	1	0
BRC	04/2025	TRY	3,737	93	0	(2)
04/2025	$1,124	EUR	1,030	0	(11)
04/2025	103	TRY	4,091	2	0
04/2025	342	ZAR	6,313	2	0
05/2025	2,231	TRY	86,714	0	(45)
06/2025	TRY	75,730	$1,807	0	(7)
06/2025	$2,106	TRY	83,138	0	(101)
BSH	04/2025	68	JPY	10,240	0	0
05/2025	JPY	10,206	$68	0	0
CBK	04/2025	DOP	22,169	350	1	0
04/2025	EUR	758	819	0	(1)
04/2025	$3,379	CAD	4,814	0	(34)
05/2025	CAD	4,807	$3,379	34	0
05/2025	DOP	31,445	500	6	0
DUB	04/2025	CAD	4,726	3,285	1	0
04/2025	GBP	2,319	3,001	6	0
04/2025	$1,490	EUR	1,420	46	0
FAR	04/2025	EUR	1,299	$1,364	0	(40)
04/2025	ZAR	43,335	2,364	3	0
GLM	04/2025	TRY	1,833	46	0	(1)
04/2025	$20	TRY	786	0	0
05/2025	DOP	4,962	$78	0	0
07/2025	108,858	1,697	7	0
08/2025	54,779	859	13	0
09/2025	38,174	596	8	0
JPM	04/2025	CAD	113	79	1	0
04/2025	TRY	3,533	88	0	(3)
04/2025	$17	CAD	24	0	0
04/2025	109,144	EUR	101,185	271	(4)
04/2025	40	JPY	5,989	0	0

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2025 (Unaudited)

05/2025	EUR	100,410	$108,478	0	(271)
05/2025	JPY	5,968	40	0	0
05/2025	TRY	56,538	1,461	33	0
05/2025	$6,061	TRY	265,920	669	0
06/2025	100	3,961	0	(3)
MBC	04/2025	EUR	4,674	$5,071	17	0
04/2025	JPY	22,000	150	3	0
04/2025	$7,236	EUR	6,649	0	(47)
SCX	04/2025	21	JPY	3,099	0	0
05/2025	JPY	3,088	$21	0	0
SSB	04/2025	GBP	9,689	12,265	0	(251)
04/2025	$15,528	GBP	12,008	0	(17)
05/2025	GBP	12,008	$15,527	17	0
UAG	04/2025	$7	TRY	267	0	0

Total Forward Foreign Currency Contracts	$1,252	$(4,225)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2025(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Petroleos Mexicanos	1.000%	Quarterly	12/20/2028	4.280%	$900	$(174)	$80	$0	$(94)
BRC	Egypt Government International Bond	1.000	Quarterly	12/20/2028	5.447	3,000	(521)	104	0	(417)
Egypt Government International Bond	1.000	Quarterly	06/20/2029	5.662	800	(171)	42	0	(129)
DUB	Petroleos Mexicanos «	4.750	Monthly	07/06/2026	0.003	1,883	0	13	13	0
Petroleos Mexicanos «	4.850	Monthly	07/06/2026	0.004	3,294	0	25	25	0

$(866)	$264	$38	$(640)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS
Swap Agreements, at Value
Counterparty	Pay/ Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Pay	AP Core Holdings II, LLC	0.000%	Monthly	09/01/2027	$ 204	$0	$(484)	$0	$(484)

Total Swap Agreements	$(866)	$(220)	$38	$(1,124)

(l)

Securities with an aggregate market value of $4,867 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2025.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2025

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2025 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$120,430	$105,372	$225,802
Corporate Bonds & Notes
Banking & Finance	0	51,124	0	51,124
Industrials	0	115,735	7,886	123,621
Utilities	0	27,071	0	27,071
U.S. Government Agencies	0	43,280	0	43,280
Non-Agency Mortgage-Backed Securities	0	246,267	0	246,267
Asset-Backed Securities
Automobile ABS Other	0	5,814	50	5,864
Automobile Sequential	0	0	5,011	5,011
Home Equity Other	0	140,773	0	140,773
Whole Loan Collateral	0	35,700	0	35,700
Other ABS	0	28,974	18,730	47,704
Sovereign Issues	0	43,868	0	43,868
Common Stocks
Communication Services	1,198	0	11,020	12,218
Consumer Discretionary	0	0	53	53
Financials	8,476	0	17	8,493
Health Care	0	0	33,602	33,602
Industrials	0	0	23,045	23,045
Preferred Securities
Banking & Finance	0	886	0	886
Industrials	0	2,158	5,900	8,058
Short-Term Instruments
U.S. Treasury Bills	0	7,511	0	7,511

$9,674	$869,591	$210,686	$1,089,951
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$57,874	$0	$0	$57,874

Total Investments	$67,548	$869,591	$210,686	$1,147,825

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	95	0	95
Over the counter	0	1,252	38	1,290

$0	$1,347	$38	$1,385
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(439)	0	(439)
Over the counter	0	(5,349)	0	(5,349)

$0	$(5,788)	$0	$(5,788)

Total Financial Derivative Instruments	$0	$(4,441)	$38	$(4,403)

Totals	$67,548	$865,150	$210,724	$1,143,422

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2025:
Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2025 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$64,353	$31,981	$(33,911)	$393	$373	$12,380	$29,803	$0	$105,372	$53
Corporate Bonds & Notes
Banking & Finance	17,280	0	(17,019)	0	0	(261)	0	0	0	0
Industrials	6,466	4,034	(5,614)	0	(735)	648	3,087	0	7,886	765
Asset-Backed Securities
Automobile ABS Other	923	0	0	0	0	(873)	0	0	50	(873)
Automobile Sequential	0	5,000	0	0	0	11	0	0	5,011	11
Other ABS	17,515	0	0	0	0	(376)	1,591	0	18,730	(376)
Common Stocks
Communication Services(3)	10,191	666	0	0	0	163	0	0	11,020	163
Consumer Discretionary(4)	53	0	0	0	0	0	0	0	53	0
Financials	0	43	0	0	0	(26)	0	0	17	(26)
Health Care	35,580	0	0	0	0	(1,978)	0	0	33,602	(1,978)
Industrials(5)	18,732	4,081	0	0	0	232	0	0	23,045	232
Preferred Securities
Industrials	0	5,900	0	0	0	0	0	0	5,900	0

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2025 (Unaudited)

$171,093	$51,705	$(56,544)	$393	$(362)	$9,920	$34,481	$0	$210,686	$(2,029)
Financial Derivative Instruments- Assets
Over the counter	$0	$0	$0	$0	$0	$19	$0	$0	$38	$19

Totals	$171,093	$51,705	$(56,544)	$393	$(362)	$9,939	$34,481	$0	$210,724	$(2,010)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 03/31/2025	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$99	Comparable Companies	EBITDA Multiple	X	14.000	—
36,011	Discounted Cash Flow	Discount Rate	5.423 - 9.830	8.184
15,354	Indicative Market Quotation	Broker Quote	74.500 - 100.500	94.848
3,614	Other Valuation Techniques(6)	-	-	—
6,636	Recent Transaction	Purchase Price	98.000 - 99.000	98.969
43,658	Third Party Vendor	Broker Quote	100.750 - 116.500	111.031
Corporate Bonds & Notes
Industrials	4,799	Comparable Companies / Discounted Cash Flow	Revenue Multiple/Discount Rate	X/ %	0.900 /10.000	—
3,087	Indicative Market Quotation	Broker Quote	60.000-82.000	64.470
Asset-Backed Securities
Automobile ABS Other	50	Discounted Cash Flow	Discount Rate	16.000	—
Automobile Sequential	5,011	Proxy Pricing	Base Price	100.00	—
Other ABS	18,730	Discounted Cash Flow	Discount Rate	6.456 - 15.000	12.862
Common Stocks
Health Care	33,602	Comparable Companies	EBITDA Multiple	X	14.000	—
Communication Services	11,020	Discounted Cash Flow	Discount Rate	13.210	—
Consumer Discretionary	53	Comparable Companies / Discounted Cash Flow	Revenue Multiple/Discount Rate	X/ %	0.500 /20.750	—
Financials	17	Indicative Market Quotation	Broker Quote	$4.500	—
Industrials	212	Comparable Companies	EBITDA Multiple	X	11.000 /9.750	—
2,865	Comparable Companies / Discounted Cash Flow	Revenue Multiple/Discount Rate	X/ %	0.900 /10.000	—
19,968	Sum of the parts	Discount rate/Mortality Assumption	15.323	—
Preferred Securities
Industrials	5,900	Other Valuation Techniques(6)	-	-	—
Financial Derivative Instruments- Assets
Over the counter	38	Indicative Market Quotation	Broker Quote	0.329 - 0.392	0.371

Total	$210,724

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Industrials to Communication Services since prior fiscal year end.
(4)	Sector type updated from Utilities to Consumer Discretionary since prior fiscal year end.
(5)	Sector type updated from Financials to Industrials since prior fiscal year end.
(6)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

Each of the Funds' subsidiaries was formed as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. Each Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its subsidiaries. Accordingly, the consolidated financial statements include the accounts of each Fund and its subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets†
PAXSLS I LLC	12/31/2021	0.0%
RLM 4355 LLC	12/31/2021	0.0%

† A zero balance may reflect actual amounts rounding to less than 0.01%.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Notes to Financial Statements (Cont.)

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Sum-of-the-Parts model is typically used when an investment or subject company has two or more separate and distinct assets that would each require its own valuation methodology, typically an income or market approach. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

4. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment

Notes to Financial Statements (Cont.)

companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund's transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2025 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$73,519	$375,433	$(391,100)	$21	$1	$57,874	$2,859	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	MZF	Mizuho Securities USA LLC
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RTA	RBC (Barbados) Trading Bank Corp.
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	MBC	HSBC Bank Plc	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DBL	Deutsche Bank AG London	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	TRY	Turkish New Lira
CAD	Canadian Dollar	HKD	Hong Kong Dollar	USD (or $)	United States Dollar
DOP	Dominican Peso	JPY	Japanese Yen	ZAR	South African Rand
EUR	Euro	KWD	Kuwaiti Dinar

Index/Spread Abbreviations:
EUR003M	3 Month EUR Swap Rate	JIBA3M	3 Month JIBAR rate	SONIO	Sterling Overnight Interbank Average Rate
EUR012M	12 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company	PIK	Payment-in-Kind